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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated August 30, 1999, relating to the financial statements of HealthExtras, LLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/
PricewaterhouseCoopers LLP

McLean, Virginia
October 20, 1999